Exhibit 99.2

ITT Corporation 1133 Westchester Ave. White Plains, NY 10604 tel 914-641-2000
Investors:
Thomas Scalera
914-641-2030
thomas.scalera@itt.com
Media:
Jenny Schiavone
914-641-2160
jennifer.schiavone@itt.com
ITT announces board members for Xylem and ITT Exelis
WHITE PLAINS, N.Y., October 12, 2011 — ITT Corporation (NYSE: ITT) today announced the members of the boards of directors for Xylem Inc. (NYSE: XYL) and Exelis Inc. (NYSE: XLS), which will also be known as ITT Exelis, the two new publicly traded companies that will result from the previously announced separation of ITT, expected to occur on October 31, 2011. To comply with certain laws and regulations, including New York Stock Exchange rules, Xylem and ITT Exelis will each appoint an independent director today.
Steve Loranger, chairman, president and chief executive officer of ITT said, “We are thrilled to have such strong and talented boards of directors to oversee ITT, Xylem and ITT Exelis. Each company will be led by experienced professionals from diverse backgrounds with proven track records of execution. We are confident that under their leadership all three companies will be well-positioned to drive growth and deliver significant value to all of our shareholders.”
Xylem
Xylem is expected to have a board that includes the following directors:
▪	Curtis R. Crawford, president and chief executive officer, XCEO, Inc., and an ITT Director since 1996

▪	John J. Hamre, Ph.D., president and chief executive officer, Center for Strategic & International Studies, and an ITT Director since 2000

▪	Victoria D. Harker, chief financial officer and president of global business services, AES Corporation

▪	Sten E. Jakobsson, former president and chief executive officer, ABB Sweden

▪	Steven R. Loranger, who will become chairman emeritus of Xylem effective upon the completion of the spinoffs and who is currently chairman, president and chief executive officer of ITT. Mr. Loranger has been an ITT director since 2004

▪	Edward J. Ludwig, chairman and former chief executive officer, Beckton, Dickinson and Company

▪	Gretchen W. McClain, who will serve as chief executive officer and president of Xylem and who is currently a senior vice president of ITT and president, ITT Fluid and Motion Control

▪	Surya N. Mohapatra, Ph.D., chairman, president and chief executive officer, Quest Diagnostics Incorporated, and an ITT Director since 2008

▪	Markos I. Tambakeras, who will become chairman of Xylem effective upon the completion of the spinoff and who is formerly the chairman, president and chief executive officer, Kennametal, Inc. Mr. Tambakeras has been an ITT director since 2001
Each of the directors has been appointed to take such position effective immediately upon completion of the spinoff, with the exception of McClain, who is currently on the board and Crawford, who will become a director after market close on October 12.
ITT Exelis
ITT Exelis is expected to have a board that includes the following directors:
•	Herman E. Bulls, founder and chief executive officer of the public institutions group at Jones Lang LaSalle

•	Christina A. Gold, former chief executive officer, The Western Union Company, and an ITT director since 1997

•	Ralph F. Hake, who will become chairman of ITT Exelis effective upon the completion of the spinoff and who is formerly the chairman and chief executive officer, Maytag Corporation, and an ITT director since 2002

•	John J. Hamre, Ph.D., president and chief executive officer, Center for Strategic & International Studies, and an ITT Director since 2000

•	Paul J. Kern, senior counselor of The Cohen Group, and an ITT director since 2008

•	Steven R. Loranger, who is currently chairman, president and chief executive officer of ITT, and an ITT director since 2004

•	David F. Melcher, who will serve as chief executive officer and president of ITT Exelis and who is currently a senior vice president of ITT and president of ITT Defense and Information Solutions

•	Patrick J. Moore, former chief executive officer, and previously the chairman and chief executive officer, of Smurfit-Stone Container Corporation and current president and chief executive officer of PJM Advisors LLC

•	Mark L. Reuss, president of General Motors, North America

•	Billie I. Williamson, Americas inclusiveness officer and an audit partner with Ernst & Young

•	R. David Yost, former chief executive officer of AmerisourceBergen Corporation
Bulls, Moore, Reuss and Yost have agreed to serve as directors of ITT Exelis and are expected to be appointed shortly after the spinoff. Williamson has agreed to serve as a director of ITT Exelis and is expected to join the ITT Exelis board following her planned retirement from Ernst & Young in December. The remaining directors have been appointed to take such position effective immediately upon completion of the spinoff, with the exception of Melcher, who is currently on the board and Gold, who will become a director after market close on October 12.

New ITT
The board of directors of ITT’s core industrial business that is continuing under the ITT name was previously announced on October 5, 2011, and will include the following directors:
▪	G. Peter D’Aloia, former senior vice president and chief financial officer, American Standard Companies, Inc., who will become an ITT director effective upon completion of the spinoffs

▪	Donald DeFosset, Jr., former chairman, James Hardie Industries N.V., who will become an ITT director effective upon completion of the spinoffs

▪	Christina A. Gold, former chief executive officer, The Western Union Company, and an ITT director since 1997

▪	Paul J. Kern, senior counselor of The Cohen Group, and an ITT director since 2008

▪	Frank T. MacInnis, chairman of the ITT board, former chief executive officer, EMCOR Group, Inc., and an ITT director since 2001

▪	Denise L. Ramos, who will serve as ITT’s chief executive officer and president and who is currently ITT’s chief financial officer

▪	Linda S. Sanford, senior vice president, Enterprise Transformation, IBM, and an ITT director since 1998

▪	Markos I. Tambakeras, former chairman, president and chief executive officer, Kennametal, Inc., and an ITT director since 2001
For further information about the board of directors of each company, please see the ITT transformation website at www.itt.com/transformation.
Forward-Looking and Cautionary Statements
Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of ITT Corporation (the “Company”) into three independent publicly-traded companies (the “companies”), the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the companies, future strategic plans and other statements that describe the companies’ business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or International government defense budgets; decline in consumer spending; sales and revenues mix and pricing levels; availability of adequate labor, commodities, supplies and raw materials; interest and foreign currency exchange rate fluctuations and changes in local government regulations; competition, industry capacity and production rates; ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; changes in the value of goodwill or intangible assets; our ability to achieve stated synergies or cost savings from acquisitions or divestitures; the number of personal injury claims filed against the companies or the degree of liability; uncertainties with respect to our estimation of asbestos liability exposures, third-party recoveries and net cash flow; our ability to effect restructuring and cost reduction programs and realize savings from such actions; government regulations and compliance therewith, including Dodd-Frank legislation; changes in technology; intellectual property matters; governmental investigations; potential future employee benefit plan contributions and other employment and pension matters; contingencies related to actual or alleged environmental contamination, claims and concerns; changes in generally accepted accounting principles; and other factors set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and our other filings with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the spinoffs of ITT Exelis and Xylem, including the timing and certainty of the completion of those transactions, whether those transactions will result in any tax liability, the operational and financial profile of ITT or any of its businesses after giving effect to the spinoff transactions, and the ability of each business to operate as an independent entity.
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